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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 27, 2006


                        Lares Asset Securitization, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



           Delaware                        333-135084             20-5024575
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           (State or other jurisdiction (Commission             (IRS Employer
              of incorporation)         File Number)        Identification No.)


              101  California Street, 13th Floor, San Francisco, CA 94111
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (415) 978-3000
                                                           ---------------


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         (Former name or former address, if changed since last report.)


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Item 8.01.        Other Events.
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     Hunton & Williams LLP has been  retained by this  Registrant as counsel for its Shelf Registration Statement on Form S-3 (333-13508401) in connection with various transactions. Legal opinions by Hunton & Williams LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01 Financial  Statements,  Pro Forma  Financial  Statements and Exhibits.
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      (c) Exhibits.

           5.1 Opinion of Hunton & Williams LLP as to legality (including consent)

           8.1 Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

          23.1 Consent of Hunton & Williams LLP (included in Exhibit 5.1)


















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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 27, 2006                     LARES ASSET SECURITIZATION, INC.


                                              By:   /s/ S. Trezevant Moore
                                                  ------------------------------
                                              Name:  S. Trezevant Moore
                                              Title: President






















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                                  Exhibit Index



Exhibit No.                                                               Page


5.1      Opinion of Hunton & Williams LLP as to legality (including consent)............................................[Electronic Format]

8.1      Opinion of Hunton & Williams LLP as to certain tax
         matters (included in Exhibit 5.1).................. [Electronic Format]

23.1     Consent of Hunton & Williams LLP (included in
         Exhibit 5.1)....................................... [Electronic Format]